Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

SECURITIES EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a), AS ADOPTED

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert S. Yorgensen, certify that:

1.                                      I have reviewed this Amendment No. 1 on Form 10-K/A of STR Holdings, Inc.; and

2.                                      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2016	/s/ ROBERT S. YORGENSEN
	Name:	Robert S. Yorgensen
	Title:	Chairman, President and Chief Executive Officer (Principal Executive Officer)